Guarantor Financial Information (Details) (Senior Notes [Member], USD $) In Billions, unless otherwise specified	Sep. 11, 2013 Sprint Communications Inc. Guaranteed Notes due 2021 [Member]	Sep. 11, 2013 Sprint Corporation 7.875% [Member]	Dec. 12, 2013 Sprint Corporation 7.125% [Member] [Member]
Condensed Financial Statements, Captions [Line Items]
Debt Instrument, Face Amount	$ 2.25	$ 4.25	$ 2.50
Debt Instrument, Interest Rate, Stated Percentage	7.25%	7.875%	7.125%